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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in this Registration Statement filed pursuant to Rule 462(b) of the Securities Act of the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data", and "Experts" and to the use of our report dated April 23, 1999, in the Registration Statement (Form S-1 No. 333-94857) and related Prospectus of Digex, Incorporated.

                                             /s/ Ernst & Young LLP
                                             ----------------------

Tampa, Florida
February 7, 2000

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